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                                                                   EXHIBIT 10.19

                                                           From the Office of
                                                           THE ATHENAEUM GROUP
                                                           215 FIRST STREET
                                                           CAMBRIDGE, MA 02142

                        STANDARD FORM COMMERCIAL LEASE

1.    PARTIES     OLD KENDALL PROPERTY LLC

                  LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to DYAX CORPORATION

                  LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.    PREMISES

                  APPROXIMATELY SIX THOUSAND THREE HUNDRED THIRTY-TWO (6,332
                  RSF) RENTABLE SQUARE FEET MORE OR LESS LOCATED AT SUITE 106, BUILDING 600 AT ONE KENDALL SQUARE, CAMBRIDGE, MA AS SHOWN ON THE ATTACHED EXHIBIT A ("LEASED PREMISES")

                  together with the right to use in common with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.

3.    TERM        The term of this lease shall commence commencing on February
                  10, 1998 and end on December 31, 1999

4.    RENT        The LESSEE shall pay to the LESSOR rent at the rate of
                  $120,308.00 dollars per year, payable in advance in monthly installments of $10,025.67, subject to proration in case of any partial calendar month. All rent shall be payable without offset or deduction.

5.    SECURITY    [Intentionally omitted]
      DEPOSIT

6.    RENT        [Intentionally omitted]
      ADJUSTMENT

      A.    TAX         [Intentionally omitted]
            ESCALATION

      B.    OPERATING   [Intentionally omitted]
            COST
            ESCALATION

      C.    CONSUMER    [Intentionally omitted]
            PRICE
            ESCALATION

7.    UTILITIES   The LESSEE shall pay, as they become due, all bills for
                  electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered, and all bills for fuel furnished to a separate tank servicing the leased premises exclusively. The LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning* (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning* seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

                  LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.    USE OF      The LESSEE shall use the leased premises only for the purposes
      LEASED      of general office.
      PREMISES

9.    COMPLIANCE  The LESSEE acknowledges that no trade or occupation shall be
      WITH LAWS   conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to chapter 21E of the Massachusetts General Laws; and (b) the LESSEE shall be responsible for compliance with requirements imposed by the Americans with Disabilities Act relative to the layout of the leased premises and any work performed by LESSEE therein.


10.   FIRE        The LESSEE shall not permit any use of the leased premises
      INSURANCE   which will make voidable any insurance on the property of
                  which the leased premises are apart, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England
                  Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.   MAINTENANCE

      A. LESSEE'S OBLIGATIONS. The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

      B. LESSOR'S OBLIGATIONS. The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.    ALTERATIONS-   THE LESSEE shall not make structural alterations or
       ADDITIONS      additions to the leased premises, but may make
                      non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction.
                      LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR.
                      Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the terminator of occupancy as provided herein.

13.   ASSIGNMENT      The LESSEE shall not assign or sublet the whole or any
      SUBLEASING      part of the leased premises without LESSOR'S prior
                      written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.   SUBORDIN-       This lease shall be subject and subordinate to any and
      ATION           all mortgages, deeds of trust and other instruments in
                      the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15.   LESSOR'S        The LESSOR or agents of the LESSOR may, at reasonable
      ACCESS          times, enter to view the leased premises and may remove
                      placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.   INDEMNIFI-      The LESSEE shall save the LESSOR harmless from all loss
      CATION AND      and damage occasioned by anything occurring on the leased
      LIABILITY       premises unless caused by the negligence or misconduct
                      of the LESSOR, and from all loss and damage wherever occurring occasioned by any omission, fault, neglect or other misconduct of the LESSEE. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be the LESSOR'S responsibility.

17.   LESSEE'S        The LESSEE shall maintain with respect to the leased
      LIABILITY       premises and the property of which the leased premises
      INSURANCE       are a part comprehensive public liability insurance in
                      the amount of $1,000,000. with property damage insurance in limits of $1,000,000. in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty
                      (30) days prior to the expiration of any such policies.
                      All such insurance
                      certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18.   FIRE,           Should a substantial portion of the leased premises, or of
      CASUALTY-       the property of which they are part, be substantially
      EMINENT         damaged by the fire or other casualty, or be taken by
      DOMAIN          eminent domain, the LESSOR may elect to terminate this
                      lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                      (a) The LESSOR fails to give written notice within thirty
                          (30) days of intention to restore leased premises, or

                      (b) The LESSOR fails to restore the leased premises to a
                          condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

                      The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19.   DEFAULT         In the event that:
      AND BANK-
      RUPTCY

                      (a) The LESSEE shall default in the payment of any
                          installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

                      (b) The LESSEE shall default in the observance or
                          performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                      (c) The LESSEE shall be declared bankrupt or insolvent
                          according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

                      then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligations to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 12% per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20.   NOTICE          Any notice from the LESSOR to the LESSEE relating to the
                      leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly service, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at OLD
                      KENDALL PROPERTY LLC, P.O. BOX 414086, BOSTON, MA
                      02241-4086

21.   SURRENDER       The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted.
                      In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.   BROKERAGE       [Intentionally omitted]

23.   CONDITION       Except as may be otherwise expressly set forth herein, the
      OF PREMISES     LESSEE shall accept the leased premises "as is" in their
                      condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24.   FORCE           In the event that the LESSOR is prevented or delayed from
      MAJEURE         making any repairs or performing any other covenant
                      hereunder by reason of any cause reasonably beyond the control of LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25.   LATE            If rent or any other sum payable hereunder remains
      CHARGE          outstanding for a period of ten (10) days, the LESSEE
                      shall pay to the LESSOR a late charge equal to five percent (5%) of the amount due for each month or portion thereof during which the arrearage continues.

26.   LIABILITY       No owner of the property of which the leased premises are
      OF OWNER        a part shall be liable hereunder except for breaches of
                      the LESSOR's obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR'S interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR'S obligations hereunder.

27.   OTHER           It is also understood and agreed that
      PROVISIONS      (a) Any notice to LESSOR other than a rental payment shall be sent to Old Kendall Property LLC, c/o The Athenaeum Group, 215 First Street, Cambridge, MA 02142.

                      (b) The space shall be delivered in its "as is" condition, cleaned by LESSOR prior to delivery.

                      (c) LESSEE shall have the right to park ten (10) cars at
                          the One Kendall Square Garage at Fair Market Value, as reasonably determined by LESSOR.

                      (d) Prior to Lease execution, LESSEE shall deliver current financial statements and information to LESSOR for LESSOR's review and reasonable approval.

                      (e) LESSEE shall be responsible for its pro-rata share of
                          real estate taxes and common area maintenance (CAM) charges, as billed by LESSOR on a monthly basis.

      IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 20th day of February, 1998.

DYAX CORPORATION ("LESSEE")            OLD KENDALL PROPERTY LLC ("LESSOR")

/s/ Henry E. Blair                     /s/ Allan R. Jones
-----------------------------          ------------------------------
LESSEE                                 LESSOR

/s/ Karen Roberts                      /s/  Rosalie M. Famolau
-----------------------------          ------------------------------
WITNESS                                WITNESS